The Huntington Funds

Supplement dated July 16, 2010, to the Prospectus dated May 1, 2010 (Class A Shares, Class B Shares and Trust Shares), the Summary Prospectuses dated May 1, 2010, and the Statement of Additional Information dated May 1, 2010.

At the meeting of the Board of Trustees of The Huntington Funds held on May 13, 2010, the Board approved the closing of the Class B shares of each of the Huntington Funds (each a "Fund") to new purchases by new or existing shareholders and the conversion of all outstanding Class B shares to Class A shares. This process was completed on June 29, 2010.

Accordingly, all references to Class B shares in the Funds' Prospectus are removed.